                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(E)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11 (c) or
                 Rule 14a-12

                            NATROL, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                 N/A
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if Other Than the
                                    Registrant)

Payment of filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement no.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                  NATROL, INC.
                              21411 PRAIRIE STREET
                              CHATSWORTH, CA 91311

                                                                    May 10, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of Stockholders of Natrol, Inc., a Delaware corporation (the "Company"), to be held on Thursday, June 14, 2001, at 9:00 am, local time, at THE RADISSON HOTEL, 9777 Topanga Canyon Boulevard, Chatsworth, California.

    The Annual Meeting has been called for the purpose of:

    1.  Electing two Class III Directors for three-year terms; and

    2. Considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 25, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                      Sincerely,

                                      /s/ ELLIOTT BALBERT

                                      Elliott Balbert
                                      CHAIRMAN, CHIEF EXECUTIVE OFFICER AND
                                      PRESIDENT

                                  NATROL, INC.
                              21411 PRAIRIE STREET
                              CHATSWORTH, CA 91311
                                 (818) 739-6000

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 2001

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of Natrol, Inc. (the "Company") will be held on June 14, 2001, at 9:00 a.m., local time, at THE RADISSON HOTEL, 9777 Topanga Canyon Boulevard, Chatsworth, California for the purpose of considering and voting upon:

    1.  The election of two Class III Directors for three-year terms; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Board of Directors has fixed the close of business on April 25, 2001 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

    In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                                          By Order of the Board of Directors

                                          /s/ LAURA MOORE
                                          Laura Moore
                                          SECRETARY

Chatsworth, California
May 10, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                  NATROL, INC.
                              21411 PRAIRIE STREET
                              CHATSWORTH, CA 91311
                                 (818) 739-6000

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 14, 2001

                            ------------------------

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natrol, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on June 14, 2001, at 9:00 a.m., local time, at THE RADISSON HOTEL, 9777 Topanga Canyon Boulevard, Chatsworth, California, and any adjournments or postponements thereof (the "Annual Meeting").

    At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of two Class III Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2004, and until their respective successors are duly elected and qualified; and

    2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

    The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about May 10, 2001 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 25, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 13,663,957 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 29 stockholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

    The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as described below) will be counted as present in determining the presence of a quorum. The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required to approve proposals, other than the election of directors, which requires a plurality of votes cast at the Annual Meeting. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not, therefore, affect the outcome. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

    STOCKHOLDERS OF THE COMPANY ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. SHARES OF COMMON STOCK REPRESENTED BY PROPERLY EXECUTED PROXIES RECEIVED BY THE COMPANY AND NOT REVOKED WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE

WITH THE INSTRUCTIONS CONTAINED THEREIN. IF INSTRUCTIONS ARE NOT GIVEN THEREIN, PROPERLY EXECUTED PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT. IT IS NOT ANTICIPATED THAT ANY MATTERS OTHER THAN THE ELECTION OF CLASS III DIRECTORS WILL BE PRESENTED AT THE ANNUAL MEETING. IF OTHER MATTERS ARE PRESENTED, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS.

    Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

    The Annual Report to Stockholders of the Company as filed on Form 10-K, including financial statements for the year ended December 31, 2000, is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    The Board of Directors of the Company consists of seven members and is divided into three classes, with two Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

    At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of stockholders in 2004 and until such Director's successors are duly elected and qualified. The Board of Directors has nominated Elliott Balbert and Dennis DeConcini for re-election as Class III Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election Elliott Balbert and Dennis DeConcini as Directors. The nominees have agreed to stand for election and to serve, if elected, as Directors. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

    THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS III DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS

    Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for the election at the Annual Meeting, based on information furnished by him to the Company.

                                                                         DIRECTOR
NAME                                                            AGE       SINCE
----                                                          --------   --------
CLASS I--TERM EXPIRES 2002
Dennis R. Jolicoeur.........................................       52      1996
Norman Kahn(1)(2)...........................................       69      1995

CLASS II--TERM EXPIRES 2003
P. Andrews McLane...........................................       53      1996
Dennis Griffin(1)(2)........................................       56      2000
Vernon Brunner..............................................       60      2001

CLASS III--TERM EXPIRES 2001
Elliott Balbert*(2).........................................       55      1980
Dennis DeConcini*(1)(2).....................................       63      1999

------------------------

  * Nominee for election or re-election.

 (1) Member of Audit Committee.

 (2) Member of the Compensation Committee.

    The principal occupation and business experience for at least the last five years for each Director of the Company and each nominee is set forth below.

    Mr. Balbert founded the Company in 1980 and has served as the Company's Chairman of the Board, Chief Executive Officer and President since its inception.

    Mr. Brunner has served as a director of the Company since March 2001. He is the President of Brunner Marketing Solutions, a marketing consulting firm.
Mr. Brunner retired in 2001 from Walgreen Co., a drugstore retailer, which he joined in 1962. Prior to his retirement, he served on Walgreen's Board of Directors and was its Executive Vice President--Marketing. Mr. Brunner is also a member of the Board of Directors of First Midwest Bancorp, Inc. in Itasca, Illinois.

    Senator DeConcini has served as a director of the Company since
December 1999. He is currently a partner in the lobbying firm of Parry, Romani and DeConcini, P.C., as well as a partner of the law firm DeConcini McDonald Yetwin & Lacy, P.C. Senator DeConcini served as a United States Senator from Arizona from 1977 to 1995. Senator DeConcini also served as a member of the Board of Directors of Global Health Science until April 24, 2001 at which Point he retired. Global Health Science filed Chapter 11 of the federal bankruptcy code in April 2000. He currently serves as a director of Schuff Steel and Laxax, Inc.

    Mr. Griffin is the president of Endocrine Sciences, Inc., a clinical reference laboratory, He became President of Endocrine Sciences, Inc. in 1996. He joined Endocrine Sciences, Inc. in 1974 and has occupied a number of positions including Marketing Director and Vice President.

    Mr. Jolicoeur joined the Company as Chief Financial Officer, Treasurer and Executive Vice President in July 1996 and has served as a director of the Company since that date. From October 1993 to June 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment banking firm. In 1980
Mr. Jolicoeur founded Lighthouse Press, Inc. ("Lighthouse"), and actively managed Lighthouse until 1989. In 1993, Mr. Jolicoeur and other investors acquired Naiman Printing, Inc. ("Naiman"). Mr. Jolicoeur became President of each of Lighthouse and Naiman in August 1994 following the dismissal of the then-acting President of each company. Naiman and Lighthouse filed voluntary petitions under Chapters 7 and 11, respectively, of the federal bankruptcy code in September 1996. Lighthouse emerged from bankruptcy in March 1999, whereupon Mr. Jolicoeur resigned all positions with the company.

    Mr. Kahn has served as a director of the Company since April 1995.
Mr. Kahn, a private investor, is a Managing Director of the San Marino Financial Group, an investment banking firm he founded in 1993.

    Mr. McLane has served as a director of the Company since September 1996. He has been at TA Associates, Inc. or its predecessor since 1979, where currently he is Senior Managing Director and a member of the firm's Executive Committee. Mr. McLane is also a director of several private companies, including Altamira Investment Services, Inc., Questia Media, Inc. and United Pet Group, Inc.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company held four (4) meetings during 2000. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 2000.

    The Company has a standing Audit Committee which recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Audit Committee, which consists of Messrs. Kahn, Griffin and Senator DeConcini, held three meetings during 2000. The current members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

    The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended, and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee, which consists of Messrs. Balbert, Griffin, and Senator DeConcini, held two (2) meetings during 2000.

    The Board of Directors of the Company has not established a nominating or similar committee.

    During 2000, the Company granted to Messrs. Mc Lane and Griffin options to purchase 30,000 shares of common stock, of which 10,000 shares will be vested as of May 31, 2001 and the remainder will vest quarterly over the following two years. In 2001, the Company granted to Mr. Brunner options to purchase 40,000 shares of common stock, of which 10,000 shares will be vested as of May 31, 2001 and the remainder will vest quarterly over the following three years. Directors receive such compensation for their services as the Board of Directors may, from time to time, determine. Further, each Director is reimbursed for reasonable travel and other expenses incurred in attending meetings.

AUDIT COMMITTEE REPORT

    In accordance with its written charter adopted by the Board of Directors (see Appendix A attached hereto), the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2000, the Audit Committee met three (3) times.

    The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the Ernst & Young LLP their independence from the Company and its management.

    The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

    The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

    Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Ernst & Young LLP as the Company's independent auditors and the Board concurred in such recommendation.

    The Audit Committee of the Board
           Dennis Griffin, Chair           Norman Kahn          Dennis DeConcini

    THE FOREGOING REPORT SHOULD NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY ACT UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACT.

                               EXECUTIVE OFFICERS

    The names and ages of the current executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of December 31, 2000.

NAME                                          AGE                       POSITION
----                                        --------   ------------------------------------------
Elliott Balbert...........................     55      Chairman of the Board, Chief Executive
                                                         Officer and President

Dennis R. Jolicoeur.......................     52      Chief Financial Officer, Treasurer,
                                                       Executive Vice President and Director

Gary P. DeMello...........................     46      Vice President of Operations

Jon J. Denis..............................     52      Vice President of Sales

Ehtisham Rabbani..........................     37      Vice President of Marketing

    Mr. Balbert's biographical information is set forth under the section "Information Regarding Directors."

    Mr. Jolicoeur's biographical information is set forth on page under the section "Information Regarding Directors."

    Mr. DeMello joined the Company in June 1992 and has been Vice President of Operations since that time. Prior to joining the Company, Mr. DeMello was the Director of Purchasing for Tree of Life, Inc., a marketer and distributor of natural and specialty foods.

    Mr. Denis joined the Company as Vice President of Sales in August 1997. Prior to the joining the Company, Mr. Denis served as Vice President of Sales at Conair Inc., a personal care and appliance products company, for 15 years, preceded by eight years in various sales positions at Revlon, Inc., a cosmetics manufacturer.

    Mr. Rabbani joined the Company as Vice President of Marketing in
September 2000. Prior to joining the Company, Mr. Rabbani was Vice President for Global Brand Management for Activision, Inc., a developer of entertainment products, from April, 1999 to August, 2000 before which he spent 12 years in marketing for Procter & Gamble, Inc., a consumer goods manufacturer.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") who earned in excess of $100,000 during each of the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                  ANNUAL COMPENSATION          SECURITIES     ALL OTHER
                                            -------------------------------    UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION                   YEAR     SALARY($)   BONUS($)    OPTIONS(#)       ($)(1)
---------------------------                 --------   ---------   --------   ------------   ------------
Elliott Balbert,..........................    2000      600,000          0                      36,495
  Chairman, Chief Executive Officer           1999      600,000    316,470                      36,225
  and President                               1998      600,000    400,000                      35,834

Dennis R. Jolicoeur,......................    2000      250,000          0       101,000
  Chief Financial Officer                     1999      250,000    119,392
                                              1998      225,000    139,922

Gary P. DeMello,..........................    2000      221,656          0       101,000
  Vice President of Operations                1999      175,000    114,392        20,000
                                              1998      125,000     86,575       100,000

Jon J. Denis,.............................    2000      300,000          0       126,000
  Vice President of Sales                     1999      300,000    129,392        20,000
                                              1998      270,000     85,244       100,000         6,000

------------------------

(1) In 2000, Mr. Balbert received $32,595 in life insurance benefits and $3,900 in benefits for the use of a Company car; in 1999, Mr. Balbert received $32,325 in life insurance benefits and $3,900 in benefits for the use of a Company car; in 1998, Mr. Balbert received $32,172 in life insurance benefits and $3,662 in benefits for the use of a Company car. In 1998, Mr. Denis received a car allowance of $6,000.

OPTION GRANTS

    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                  ----------------------------------------------------   POTENTIAL REALIZABLE
                                                    PERCENT                                VALUE AT ASSUMED
                                                    OF TOTAL                                ANNUAL RATES OF
                                    NUMBER OF       OPTIONS                                   STOCK PRICE
                                    SECURITIES     GRANTED TO   EXERCISE                   APPRECIATION FOR
                                    UNDERLYING     EMPLOYEES     OR BASE                    OPTION TERM(3)
                                     OPTIONS       IN FISCAL    PRICE PER   EXPIRATION   ---------------------
NAME                              GRANTED (#)(1)      YEAR      ($/SH)(2)      DATE        5%($)      10%($)
----                              --------------   ----------   ---------   ----------   ---------   ---------
Dennis R. Jolicoeur.............     100,000(4)        8.5%       1.94        8/21/10     121,879     308,867
                                       1,000(6)          0%       1.50       12/31/10         943       2,391

Gary P. DeMello.................     100,000(4)        8.5%       1.94        8/21/10     121,879     308,867
                                       1,000(6)          0%       1.50       12/31/10         943       2,391

Jon J. Denis....................     125,000(5)       10.6%       1.94        8/21/10     152,350     386,084
                                       1,000(6)          0%       1.50       12/31/10         943       2,391

Ehtisham Rabbani................     100,000(4)        8.5%       1.94        8/21/10     121,879     308,867
                                       1,000(6)          0%       1.50       12/31/10         943       2,391

------------------------

(1) Vesting of options is subject to the continuation of each employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.

(2) The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors.

(3) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4) 8,333 shares vest quarterly for three years commencing on November 21, 2000.

(5) 10,417 shares vest quarterly for three years commencing on November 21, 2000.

(6) All shares vest on December 31, 2001.

OPTION EXERCISES AND OPTION VALUES.

    The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options on December 31, 2000. None of the Named Executive Officers of the Company exercised any stock options during 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES
                                                   UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                         OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                   DECEMBER 31, 2000(#)(1)       DECEMBER 31,2000($)(1)
                                                 ---------------------------   ---------------------------
NAME                                             EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                             -----------   -------------   -----------   -------------
Dennis Jolicoeur(2)............................      8,333         92,667            0              0
Gary P. DeMello(3).............................    162,499        183,501            0              0
Jon J. Denis(4)................................    174,582        196,418            0              0
Ehtisham Rabbani(2)............................      8,333         92,667            0              0

------------------------

1) Based on the last reported sale price on the Nasdaq National Market on December 31, 2000 of $1.50 less the option exercise price.

2) 8,333 shares vested or will vest on February 21, 2001 and every three months thereafter until August 21, 2003; 1,000 shares will vest on December 31, 2001.

3) 20,000 shares vested or will vest on April 8, 2001 and every year thereafter until April 8, 2003; and 1,666 shares vested or will vest on January 28, 2001 and every three months thereafter until April 28, 2002; 2,083 shares vested or will vest on January 28, 2001 and every three months thereafter until February 27, 2003; 8,333 shares vested or will vest on February 21, 2001 and every three months thereafter until August 21, 2003; 1,000 shares will vest on December 31, 2001.

4) 25,000 shares will vest on October 26, 2001 and every year thereafter until October 26, 2002; and 1,666 shares vested or will vest on January 28, 2001 and every three months thereafter until April 28, 2002; 2,083 shares vested or will vest on January 28, 2001 and every three months thereafter until February 27, 2003; 10,416 shares vested or will vest on February 21, 2001 and every three months thereafter until August 21, 2003; 1,000 shares will vest on December 31, 2001.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board consists of Dennis DeConcini, Dennis Griffin, Elliott Balbert.

    The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended and its 1998 Employee Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for current and future compensation.

GENERAL

    Compensation packages generally include base salary, performance based bonuses, executive benefits, and stock options. The salary and bonus components of the compensation of the Company's executive officers, including the Named Executive Officers, are designed to work together to fulfill a number of compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company's stockholders; and relating executive compensation to the Company's financial performance and the achievement of corporate goals.

    The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company's executive officers.

    Additionally, the Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of the Company and its shareholders is of key importance. Accordingly, a material portion of each executive officers' compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company.

    In reviewing the incentive compensation of the Company's executives for 2000, the Compensation Committee took into consideration the Company's financial performance and concluded that no incentive compensation should be awarded the Company's named officers, including it's President. The Compensation Committee also reviewed the performance of managers who were not named officers taking into consideration individual achievements, market conditions, and other factors. Limited bonus compensation was awarded to certain managers.

STOCK OPTIONS

    Each corporate officer, other than the Chief Executive Officer, is the holder of options or stock that vest over time. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating as well as to directly align the interests of the Company's executive officers with those of the shareholders.

    In addition, the Compensation Committee awarded 135 of the Company's salaried employees, including all of the Named Executive Officers except
Mr. Balbert, 1,000 stock options each on December 31, 2000. These option were awarded at an exercise price equal to the closing price of the Company's stock on that day as quoted by the NASDAQ stock exchange, this price being $1.50 per share. Each award of 1,000 stock options vests on December 31, 2001. The Compensation Committee awarded these shares in order to align the personal interest of this large group of employees with those of the shareholders as the Company seeks to restore itself to profitability.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

    The Compensation Committee determined the 2000 base salary of Elliott Balbert, the Company's Chief Executive Officer, based upon several factors, including Mr. Balbert's leadership, industry knowledge and experience, the Company's history of sustained growth under his leadership, and the company's historical practices and internal salary structures. The Compensation Committee also reviewed compensation of other CEOs in the nutritional supplements industry and other similarly situated companies.

    In considering Mr. Balbert's 2000 bonus compensation, the Compensation Committee generally looked at the same principal factors used to establish the bonus compensation of the Company's other executive officers, taking into particular consideration the Company's financial performance as it relates to absolute corporate earnings growth and the growth in earnings per share.
Mr. Balbert was not awarded a bonus for the year 2000 principally because of the Company's financial performance. Mr. Balbert was not granted stock options in 2000 in light of his existing stock ownership in the Company.

    For the year 2001, the Compensation Committee accepted Mr. Balbert's proposal to forego his base compensation until the Company restores itself to profitability. Bonus compensation for 2001, as well as the bonus compensation for the Named Executive Officers, is tied to a number of specific goals which are heavily weighted by the financial performance of the Company.

    In summary, the Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee recognizes its responsibility to the Company's stockholders to increase the value of the Company's Common Stock and intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will the Company and build corporate and shareholder value.

    Members of the Compensation Committee

                                          Dennis DeConcini
                                          Dennis Griffin
                                          Elliott Balbert
                                          Norman Kahn

    THE FOREGOING REPORT SHOULD NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY ACT UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACT.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the 1996 Amended and Restated Stock Option and Grant Plan and takes such other action as may be required in connection with the Company's compensation and incentive plans. The current members of the Compensation Committee are Senator DeConcini, and Messrs. Griffin, and Balbert. Mr. Balbert is President of the Company as well as Chairman of its Board of Directors.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index, and a peer group of companies for the period commencing July 1998 and ended December 2000. For its peer group, the Company chose those companys listed as part of the Adams, Harkness & Hill Healthy Living Index. Included in the index are AMBI, Inc
(AMBI), Gaiam, Inc. (GAIA), Gardenburger, Inc. (GBUR), Garden Fresh Restaurants
(LTUS), Hain Celestial (HAIN), Hauser Inc. (HAUS), Healthcentral.com (HCEN), Herbalife Intl. (HERBA), Horizon Organic (HCOW), Mannatech, Inc. (MTEX), Natural Alternatives International. (NAII), Nature's Sunshine Products (NATR),
NBTY, Inc. (NBTY), NuSkin Enterprises (NUS), Nutraceutical, Inc. (NUTR), Odwalla, Inc. (ODWA), Opta Food Ingredients (OPTS), Pharmaprint, Inc. (PPRT), Pure World, Inc. (PURW), Twinlab Corp (TWLB), United Natural Foods, Inc. (UNFI), USANA, Inc. (USNA), Vitaminshoppe.com (VSHP), Weider Nutrition (WNI), Whole Foods Markets (WFMI) and Wild Oats Markets (OATS). The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index and the Adams, Harkness & Hill Healthy Living Index on July 22, 1998, the date of the Company's initial public offering, and the reinvestment of all dividends.

                  TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH

                                                           JULY 1998     1998       1999       2000
                                                           ---------   --------   --------   --------
Natrol Inc...................................  Return %        0.00     -33.33     -36.36     -78.57
                                               Cum $        $100.00    $ 66.67    $ 42.43    $  9.09

S & P 500....................................  Return %        0.00      10.41      21.05      -9.10
                                               Cum $        $100.00    $110.41    $133.65    $121.48

S&P 600 SMALL CAP............................  Return %        0.00       0.71      12.40      11.80
                                               Cum $        $100.00    $100.71    $113.20    $126.56

RUSSELL 2000.................................  Return %        0.00      -5.84      21.36      -2.91
                                               Cum $        $100.00    $ 94.16    $114.27    $110.95

Peer Group Only..............................  Return %        0.00     -18.02     -24.92     -28.19
                                               Cum $        $100.00    $ 81.98    $ 61.55    $ 44.20

Peer Group + NTOL............................  Return %        0.00     -18.29     -25.12     -28.98
                                               Cum $        $100.00    $ 81.71    $ 61.18    $ 43.45

                  COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NATROL INC  S & P 500  S&P 600 SMALL CAP  RUSSELL 2000  PEER GROUP
July 1998     $100.00    $100.00            $100.00       $100.00     $100.00
1998           $66.67    $110.41            $100.71        $94.16      $81.98
1999           $42.43    $133.65            $113.20       $114.27      $61.55
2000            $9.09    $121.48            $126.56       $110.95      $44.20

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

    The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 25, 2001 based on representations to the Company by each director and Named Executive Officer. The table also sets forth certain information regarding the ownership of Common Stock by each person or "group" (as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

                                                                SHARES BENEFICIALLY
                                                                       OWNED
                                                              ------------------------
NAME OF BENEFICIAL OWNER (1)                                   NUMBER         PERCENT
----------------------------                                  ---------       --------
Elliott Balbert (2).........................................  6,029,500         47.3%
TA Associates Group (3).....................................  2,159,000         17.0%
Dennis R. Jolicoeur (4).....................................    275,792          4.2%
Gary P. DeMello (5).........................................    210,856          3.2%
Jon J. Denis (6)............................................    211,339          3.2%
Ehtisham Rabbani (7)........................................     25,000            *
Norman Kahn (8).............................................    200,000          1.6%
P. Andrews McLane (9).......................................     28,686            *
Dennis DeConcini (10).......................................     18,309            *
Dennis Griffin (11).........................................     30,000            *
Vernon Brunner (12).........................................     12,500            *
All executive officers and directors as a group
  (ten persons)(10).........................................  7,041,982         59.5%

--------------------------

   * Less than 1%.

 (1) The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Mr. McLane is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of all other listed stockholders is c/o
     Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 91311.

 (2) Includes 5,724,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 305,000 shares of Common Stock owned by Mr. Balbert's daughter, of which Mr. Balbert disclaims beneficial ownership.

 (3) Includes (i) 1,368,000 shares of Common Stock owned by Advent VII L.P.,
     (ii) 630,000 shares of Common Stock owned by Advent Atlantic and Pacific III L.P., (iii) 135,800 shares of Common Stock owned by Advent New York L.P., and (iv) 25,200 shares of Common Stock owned by TA Venture Investors L.P. Advent VII L.P., Advent Atlantic and Pacific III L.P., Advent New York L.P., and TA Venture Investors L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII, L.P., TA Associates VI L.P. and TA Associates AAP III Partners, L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercise sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors L.P.; individually, no stockholder director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc. (including Mr. McLane, a director of the Company) comprise the general partners of TA Venture Investors L.P. In such capacity, Mr. McLane may be deemed to share voting and investment power with respect to the 25,200 shares held of record by TA Venture Investors L.P. Mr. McLane disclaims beneficial ownership of all shares, except as to shares held by TA Venture Investors L.P., as to which he holds a pecuniary interest. See Note 9.

 (4) Includes 792 shares of stock owned by Mr. Jolicoeur and 275,000 shares of Common Stock which may be purchased upon the exercise of stock options with 60 days of April 25, 2001. Excludes 226,000 shares of Common which may be acquired pursuant to unvested stock options, of which 150,000 vest in quarterly installments of 25,000 shares through January 2003; 75,000 shares vest in quarterly installments of 8,333 through August 2003; and 1,000 shares vest on December 31, 2001.

 (5) Includes 4,190 shares of Common Stock owned by Mr. DeMello and 206,666 shares of Common Stock which may be purchased within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 139,334 shares of Common Stock which may be acquired pursuant to unvested stock options, of which 40,000 options vest in annual installments through April 2003; 6,667 vest in quarterly installments of 1,666 though April 2002; 16,667 vest in quarterly installments of 2083 through April 2003; 75,000 shares vest in quarterly installments of 8,333 through August 2003; and 1,000 shares vest on December 31, 2001.

 (6) Includes 8,423 shares of Common Stock owned by Mr. Denis and 202,916 shares of Common Stock which may be purchased within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 123,084 shares of Common which may be acquired pursuant to unvested stock options, of which 50,000 shares vest in annual installments through October 2002; 6,667 vest in quarterly installments of 1,666 though April 2002; 16,667 vest in quarterly installments of 2083 through April 2003; 93,750 shares vest in quarterly installments of 10,416 through August 2003; and 1,000 shares vest on December 31, 2001.

 (7) Includes 25,000 shares of Common Stock which may be purchased by Mr. Rabbani within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 76,000 shares of Common which may be acquired pursuant to unvested stock options, of which 75,000 shares vest in quarterly installments of 8,333 through August 2003; and 1,000 shares vest on December 31, 2001.

 (8) Includes 175,000 shares held by The Kahn & Filles Limited Partnership, a limited partnership of which Mr. Kahn's children are limited partners and of which Mr. Kahn is indirectly the general partner. Includes 25,000 shares of Common Stock which may be purchased by Mr. Kahn within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 15,000 shares of Common which may be acquired pursuant to unvested stock options, of which 5,000 shares vest in quarterly installments of 625 shares through April 2003; and, 10,000 shares vest in quarterly installments of 2,500 through June 2002.

 (9) Includes 3,686 shares of Common Stock beneficially owned by Mr. McLane through TA Venture Investors Limited Partnership, all of which shares are included in the 2,159,000 shares described in footnote (3) above. Does not include any shares beneficially owned by Advent VII L.P., Advent Atlantic and Pacific III L.P. or Advent New York L.P., of which Mr. McLane disclaims beneficial ownership. It also includes 25,000 shares of

     Common Stock which may be purchased by Mr. McLane within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 25,000 shares of Common which may be acquired pursuant to unvested stock options, of which 5,000 shares vest in quarterly installments of 625 shares through April 2003; and, 20,000 shares vest in quarterly installments of 2,500 through June 2003.

 (10) Includes 3,309 shares of Common Stock owned by Senator DeConcini and 15,000 shares of Common Stock which may be purchased by Senator DeConcini within 60 days of April 25, 2001.

 (11) Includes 20,000 shares of Common Stock beneficially owned by Mr. Griffin and 10,000 shares of Common Stock which may be purchased within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 20,000 shares of Common which may be acquired pursuant to unvested stock options which vest in quarterly installments of 2,500 shares through June 2003.

 (12) Includes 12,500 shares of Common Stock which may be purchased within 60 days of April 25, 2001 upon the exercise of stock options. Excludes 27,500 shares of Common which may be acquired pursuant to unvested stock options which vest in quarterly installments of 2,500 shares through March 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In 1998, Dennis Jolicoeur, Executive Vice President, Chief Financial Officer and Director of the Company borrowed $562,500 from the Company to purchase 300,000 shares of restricted common stock at a purchase price of $1.875 per share. The restricted stock was issued under the Company's 1996 Stock Option Plan and vested in quarterly installments. This note was recorded as a receivable from stockholder amounting to $554,063 at December 31, 2000 and December 31, 1999 and $562,500 at December 31, 1998, respectively.
Mr. Jolicoeur sold 4,000 shares of his restricted stock in 1999 and repaid a proportionate amount of the note. The note bore interest at 6.65% per year with interest payments due annually. Each year, the Company granted to Mr. Jolicoeur a bonus in an amount equal to each year's interest due plus, in (1999) an amount equal to the taxes due on such bonus. On February 1, 2001, the Company repurchased Mr. Jolicoeur's 296,000 remaining shares, of which all but 30,000 shares were fully vested, by exchanging the outstanding note, including accrued but unpaid interest, for shares. The closing price of the stock on the date of the transaction was $1.875 per share and no gain or loss was recorded by either the Company or the shareholder. On the same day, the Company awarded
Mr. Jolicoeur 400,000 stock options, with an exercise price of $1.875, the fair market value on the date of the grant. Two hundred thousand shares vested immediately with the remaining shares vesting quarterly over the following two years. Both the repurchase of the restricted stock as well as the issuance of the stock options were approved by the Compensation Committee.

                                  MARKET VALUE

    On December 31, 2000, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $1.50.

                            EXPENSES OF SOLICITATION

    The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                  FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

    Stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the Company's annual meeting of stockholders must be received by the Company on or before January 10, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any stockholder proposals intended to be presented at the Company's annual meeting of stockholders, other than a stockholder proposal submitted for inclusion in the Company's Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting together with all supporting documentation required by the Company's By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

                            INDEPENDENT ACCOUNTANTS

    The Company has selected Ernst & Young LLP to serve as the independent public accountants for the Company for the fiscal year ending December 31, 2001. The firm of Ernst & Young LLP has served as the Company's independent public accountants since July 1995. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

AUDIT FEES

    The aggregate estimated amount for professional services rendered by the Company's independent auditors for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were approximately $120,000.

FINANCIAL INFORMATION SYSTEMS DESIGNS AND IMPLEMENTATION FEES

    The Company's independent auditors did not perform any financial information system design or implementation work for the Company during the fiscal year ended December 31, 2000.

ALL OTHER FEES

    The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended December 31, 2000 were approximately $68,000. The Audit Committee determined that the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the

Company believes that for the fiscal year ended December 31, 2000, the
Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that: (i) Messrs. Brunner and Rabbani inadvertently failed to file a Form 3 with the SEC on a timely basis when they became reporting persons; (ii) Messrs. DeMello, Denis, Griffin, Jolicoeur, and McLane inadvertently failed to file a Form 5 on a timely basis to report the receipt of options to purchase the Company's Common Stock; (iii) Senator DeConcini inadvertently failed to file a Form 4 with the SEC to report the purchase of shares of the Company's Common Stock; and (iv) Senator DeConcini inadvertently failed to file on a timely basis a Form 5 with the SEC to report the purchase of shares of the Company's Common Stock.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          By Order of the Board of Directors

                                          /s/ LAURA MOORE
                                          Laura Moore
                                          SECRETARY

Chatsworth, California
May 10, 2001

                                                                      APPENDIX A

                                  NATROL, INC.
                            Audit Committee Charter

I.  GENERAL STATEMENT OF PURPOSE

    The Audit Committee of the Board of Directors (the "Audit Committee") of Natrol, Inc. (the "Company") oversees on behalf of the Board of Directors (the "Board") in general oversight and monitoring of management's and the independent auditor's participation in the preparation of the Company's financial statements and makes recommendations to the Board with regard to the inclusion of the Company's audited financial statements in its annual report on Form 10-K and the retention of and fee payable to the independent auditor. The primary objective of the Audit Committee in fulfilling these responsibilities is to promote and preserve the integrity of the Company's financial statements and the independence of the Company's independent auditor.

II. AUDIT COMMITTEE COMPOSITION

    The Audit Committee shall consist of at least three members who shall be appointed annually by the Board and shall satisfy the qualification requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III. MEETINGS

    The Audit Committee generally is to meet four times per year in person or by telephone conference call, with any additional meetings as deemed necessary by the Audit Committee.

IV. AUDIT COMMITTEE ACTIVITIES

    The principal activities of the Audit Committee will generally include the following:

    A. Review of Charter

       1. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

    B.  Audited Financial Statements and Annual Audit

       1. Review the overall audit plan (both external and internal) with the independent auditor and the members of management who are responsible for preparing the Company's financial statements, including the Company's Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the "Senior Accounting Executive").

       2. Review and discuss with management (including the Company's Senior Accounting Executive) and with the independent auditor:

             (i) the Company's annual audited financial statements, including any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements;

             (ii) the adequacy of the Company's internal financial reporting controls that could significantly affect the integrity of the Company's financial statements;

            (iii) accounting and auditing principles and procedures and any major changes therein; and

             (iv) the effectiveness of the Company's internal audit process
                  (including evaluations of its Senior Accounting Executive and any other relevant personnel).

       3. Review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and receive assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

       4. Review and discuss with the independent auditor (outside of the presence of management) any problems or difficulties that the auditor may have encountered with management or others and any management letter provided by the auditor and the Company's response to that letter. This review shall include considering:

             (i) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information; and

             (ii) any changes required by the auditor in the scope or
                  performance of the Company's internal audit.

       5. Review and discuss major changes to the Company's auditing and accounting principles and practices as may be suggested by the independent auditor or management.

       6. Discuss with the independent auditor such issues as may be brought to the Audit Committee's attention by the independent auditor pursuant to Statement on Auditing Standards No. 61 ("SAS 61").

       7. Based on the Audit Committee's review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor's independence, make a recommendation to the Board as to whether the Company's audited financial statements should be included in the Company's annual Report on Form 10-K.

       8. Request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, and review and discuss with the independent auditor the independent auditor's independence.

       9.  Prepare the Audit Committee report required by Item 306 of
           Schedule 14A of the Securities Exchange Act of 1934 (or any successor provision) to be included in the Company's annual proxy statement.

    C.  Unaudited Quarterly Financial Statements

       1. Review and discuss with management and the independent auditor the Company's quarterly financial results. Such review shall include discussions by the Audit Committee or the Chairman thereof with the independent auditor of such issues as may be brought to the Audit Committee's or the Chairman's attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

    D. Matters Relating to Selection, Performance and Independence of Independent Auditor

       1.  Recommend to the Board the appointment of the independent auditor.

       2. Instruct the independent auditor that the independent auditor's ultimate accountability is to the Board and the Audit Committee as representatives of the Company's shareholders.

       3. Evaluate on an annual basis the performance of the independent auditor and, if necessary in the judgment of the Audit Committee, recommend that the Board replace the independent auditor.

       4. Recommend to the Board on an annual basis the fees to be paid to the independent auditor.

       5. Require that the independent auditor provide the Audit Committee with periodic reports regarding the auditor's independence, which reports shall include but not be limited to a formal written statement setting forth all relationships between the independent auditor and the Company or any of its officers or directors. The Audit Committee shall discuss such reports with the independent auditor, and if necessary in the judgment of the Audit Committee, the committee shall recommend that the Board take appropriate action to ensure the independence of the auditor or replace the auditor.

    E.  Matters Relating to the Independence of the Audit Committee

       1. Periodically review the independence of each member of the Audit Committee and promptly bring to the attention of management and the Board any relationships or other matters that may in any way compromise or adversely affect the independence of any member of the Audit Committee or any member's ability to assist the Audit Committee in fulfilling its responsibilities under this Charter, including any such relationship or other matter that may have caused or may in the future cause the Company to fail to comply with the requirements set forth in Rule 4310 of the Marketplace Rules of the National Association of Securities Dealers, Inc.

    F.  General

       1. The Audit Committee may be requested by the Board to review or investigate on behalf of the Board activities of the Company or of its employees, including compliance with laws, regulations or Company policies and to recommend Company policies for such activities.

       2. Perform such other oversight functions as may be requested by the Board.

       3. In performing its responsibilities, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management and the independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other professionals to render advice to the committee. The Audit Committee shall have the authority to request that any officer or employee of the Company, the Company's outside legal counsel, the Company's independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

       4. Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company's financial statements or determining whether or not the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Such responsibilities are the duty of management and, to the extent of the independent auditor's audit responsibilities, the independent auditor. It also is not the duty of the Audit Committee to resolve disagreements, if any, between management and the independent auditor or to ensure compliance with laws, regulations or Company policies.

                                                                     NTRCM-PS-01

NATROL, INC.

C/O EQUISERVE
P.O. BOX 9398
BOSTON, MA 02205-9398























                                   DETACH HERE



/X/    PLEASE MARK
       VOTES AS IN
       THIS EXAMPLE

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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS OF THE COMPANY.

1.  Election of (01) Dennis DeConcini and (02) Elliott Balbert as       2.  In their discretion, the Proxies are each authorized
    Class III Directors to hold office for three-year terms until           to vote upon such other business as may properly come
    the 2004 Annual Meeting of Stockholders and until their                 before the Annual Meeting or any adjournments or
    respective successors are duly elected and qualified.                   postponements thereof.

                     FOR            WITHHELD

                     / /               / /



         / /
               ------------------------------------------
                For all nominees except as noted above

                                                                        MARK HERE IF YOU PLAN TO ATTEND THE MEETING           / /

                                                                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         / /


                                                                        Please sign exactly as your name(s) appear(s) hereon. All
                                                                        holders must sign. When signing in a fiduciary capacity,
                                                                        please indicate full title as such. If a corporation or
                                                                        partnership, please sign in full corporate or partnership
                                                                        name by authorized person stating his or her title or
                                                                        authority.


                                                                        PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.


Signature:                              Date:                     Signature:                             Date:
          ----------------------------       ------------------             ---------------------------       -----------------
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


















                                   DETACH HERE


                                   PROXY CARD

                                  NATROL, INC.

             PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
                       FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON THURSDAY, JUNE 14, 2001


      The undersigned hereby constitutes and appoints Elliott Balbert and Laura Moore, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the "Company") held of record by the undersigned as of the close of business on Wednesday, April 25, 2001, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Radisson Hotel Chatsworth, 9777 Topanga Boulevard, Chatsworth, California at
9:00 a.m., local time on Thursday, June 14, 2001, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE
VOTED AT THIS ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN
THE MANNER DESCRIBED HEREIN. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE
VOTED "FOR" EACH OF THE NOMINEES OF THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1.
IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY
ADJOURNMENT OR POSTPONEMENT THEREOF. A STOCKHOLDER WISHING TO VOTE IN
ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND
DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

      The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

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
------------------                                                     ------------------
   SEE REVERSE           PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE       SEE REVERSE
      SIDE             AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.         SIDE
------------------                                                     ------------------